Filed Pursuant to Rule 497(c)

Securities Act File No. 333-196273

USCF ETF TRUST

USCF SUMMERHAVEN DYNAMIC COMMODITY STRATEGY NO K-1 FUND (SDCI)

Principal U.S. Listing Exchange: NYSE Arca, Inc.

Supplement dated July 22, 2022 to the Prospectus of

USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund, dated October 30, 2021

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective July 25, 2022, Ray W. Allen will no longer serve as a portfolio manager for USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (the “Fund”). Any references to Mr. Allen, including those in the supplement dated January 3, 2022 to the Fund’s prospectus dated October 30, 2021, should be disregarded.

The following replaces in its entirety the disclosure for Kevin Sheehan in the subsection of the Prospectus titled “FUND SUMMARY — USCF SUMMERHAVEN DYNAMIC COMMODITY STRATEGY NO K-1 FUND—Portfolio Managers” found on page 8 of the Prospectus.

Seth Lancaster, a Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since July 25, 2022.

The following replaces in its entirety the disclosure for Kevin Sheehan in the section of the Prospectus titled “PORTFOLIO MANAGEMENT” found on page 20 of the Prospectus.

Seth Lancaster is a portfolio manager for the Adviser. Prior to joining the Adviser in June 2022, Mr. Lancaster worked as Team Lead of ETF Portfolio Management Analysts for Invesco, an investment manager that manages a broad suite of exchange-traded funds and products, from May 2016 to May 2022. From June 2013 to April 2016, Mr. Lancaster worked as a Senior Analyst at Performance Trust Capital Partners LLC, a full-service investment bank. Mr. Lancaster obtained his M.B.A. from Elmhurst College in 2016 and his B.A. in Financial Economics from Capital University in 2012.

Please retain this supplement for future reference.